LAURENCE ROTHBLATT & COMPANY

Certified Public Accountants
175 Great Neck Road
Great Neck, New York 11021

(516) 829-7010 FAX (516) 829-7012
E-Mail: ROTHCOMP@VILLAGENET.COM

MICRO FUEL CELL SYSTEMS, INC.
(a development stage company)
FINANCIAL STATEMENTS
DECEMBER 31, 2000

MICRO FUEL CELL SYSTEMS, INC.
(a development stage company)
FINANCIAL STATEMENTS
DECEMBER 31, 2000

Notes to Consolidated Financial Statements.......................6-7

The accompanying notes are an integral part of the financial statements                                           Page 7

The accompanying notes are an integral part of the financial statements                                            Page 1

LAURENCE ROTHBLATT & COMPANY
Certified Public Accountants
175 GREAT NECK ROAD
GREAT NECK, NEW YORK 11021

(516) 829-7010 FAX(516) 829-7012
E-Mail: tothcomp@villagenet.com

To the Board of Directors Micro Fuel Cell Systems, Inc. 147 Columbia Turnpike Florham Park, NJ 07932

We have audited the accompanying balance sheet of Micro Fuel Cell Systems, Inc. (a development stage company) as of December 31, 2000, and the related statement of operations, stockholders’ equity, and cash flows for the period from inception on January 14, 2000 to December 31, 2000. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Micro Fuel Cell Systems, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company is in the development stage and has incurred operating losses since inception which raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

LAWRENCE ROTHBLATT & COMPANY GREAT NECK, NY September 17, 2001

                          MICRO FUEL CELL SYSTEMS, INC.
                          (a development stage company)

                                  BALANCE SHEET
                                DECEMBER 31, 2000

                                     ASSETS

CURRENT ASSETS
        Cash                                                $      100,779
                                                            ---------------
                 Total Current Assets                              100,779
                                                            ---------------
OTHER ASSETS
        Other Assets                                                14,775
                                                            ---------------
                 Total Other Assets                                 14,775
                                                            ===============
TOTAL ASSETS                                                $      115,554
                                                            ===============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
        Loans payable - stockholders                        $       55,000
                                                            ---------------
                 Total liabilities                                  55,000
                                                            ---------------
STOCKHOLDERS' EQUITY
        Common stock, $.001 par value, 150,000,000                  55,713
            shares authorized, 55,712,500 shares
            issued and outstanding
        Preferred Series A, $001 par value,                          1,000
            1,000,000 shares authorized,
            issued and outstanding
        Preferred Series B, $.001 par value,                            50
            50,000 shares authorized,
            issued and outstanding
        Additional paid-in-capital                                 536,425
        Accumulated deficit during development state              (532,634)

                 Total Stockholders' Equity                         60,554
                                                            ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $      115,554
                                                            ===============

                          MICRO FUEL CELL SYSTEMS, INC.
                          (a development stage company)

                             STATEMENT OF OPERATIONS

     FOR THE PERIOD FORM INCEPTION ON JANUARY 14, 2000 TO DECEMBER 31, 2000

COST AND EXPENSES
        Research and development                           $    344,000
        Selling, general and administrative                     188,634
                                                         ---------------
        NET LOSS                                           $    532,634
                                                         ===============
        BASIC AND DILUTED NET LOSS PER SHARE               $     0.0409
                                                         ===============
        Weighted Average Common Shares                       13,010,500
                                                         ===============

The accompanying notes are an integral part of the financial statements

                          MICRO FUEL CELL SYSTEMS, INC.
                          (a development stage company)

                        STATEMENT OF STOCKHOLDERS' EQUITY

     FOR THE PERIOD FORM INCEPTION ON JANUARY 14, 2000 TO DECEMBER 31, 2000

                                                Common Stock                Common Stock         Additional     Accumulated
                                            Shares        Amount        Shares       Amount    Paid in Capital    Deficit     Total
                                            ------        ------        ------       ------    ---------------    -------     -----

Issuance of Founders' Common Stock at      55,687,500    $ 55,668                   $         $                $           $ 55,688
$.001
Issuance of Common Stock at $1.00              25,000          25                                24,975                      25,000
Issuance of Preferred A Stock at $.50                                 1,000,000       1,000     499,000                     500,000
Issuance of Preferred B Stock at $1.00                                   50,000          50      49,950                      50,000
Commissions paid on stock sales                                                                 (37,500)                    (37,500)
Net loss 2000                                                                                                   (532,634)  (532,634)
                                          ------------    --------  ------------    --------  ------------     ----------- ---------
Balance, December 31, 2000                 55,712,500      55,713     1,050,000     $ 1,050   $ 536,425        $(532,634)  $ 60,554
                                          ============    ========  ============    ========  ============     =========== =========

The accompanying notes are an integral part of the financial statements

                          MICRO FUEL CELL SYSTEMS, INC.
                          (a development stage company)

                             STATEMENT OF CASH FLOWS

     FOR THE PERIOD FORM INCEPTION ON JANUARY 14, 2000 TO DECEMBER 31, 2000

COST FLOWS FROM OPERATING ACTIVITIES
        Net Loss                                                                         (532,634)

        Adjustment to reconcile net loss to net cash used in operating activities:
                 Issuance of common stock for founders                                 $   55,688
                                                                                       -----------
                          Net Cash Used in Operating Activities                          (476,947)

        CASH FLOWS FROM INVESTING ACTIVITIES
                 Purchase of other assets                                                  14,775

        CASH FLOWS FROM FINANCING ACTIVITIES
                 Proceeds from loan payable - stockholders                                 55,000
                 Proceeds from stock issued                                               537,500
                                                                                       -----------
                                                                                          592,500
                 Net cash                                                              $  100,779
                                                                                       ===========
        Supplemental disclosure of non cash investing and financing activities:
                 Issuance of common stock for founders                                 $   55,688
                                                                                       ===========

MICRO FUEL CELL SYSTEMS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Micro Fuel Cell Systems, Inc. (the "Company") was organized on January 14, 2000 under the name of Clean Energy Technologies, Inc. The name was changed to Micro Fuel Cell Systems, Inc. on December 8, 2000. Since July 31, 2001, Micro Fuel Cell Systems, Inc., is owned 82% by TechSys, Inc. The Company was previously a subsidiary of Fuel Cell Companies, Inc. Fuel Cell Companies, Inc. transferred its ownership of the Company and its other subsidiaries to TechSys in exchange for TechSys' purchase and cancellation of $700,000 notes payable and 780,000 shares of TechSys' common stock. The Company develops fuel cell technologies related to powering portable computers, cell phones and other small communication devices.

Basis of Presentation

The accompanying financial statements include the accounts of the Company from inception on January 14, 2000 to December 31, 2000. The Company is a development stage company. No revenues have been earned by the Company since its inception and no revenues are anticipated for the next year. The Company’s ability to continue as a going concern is dependent upon its successfully raising additional capital through equity or debt financing. The accompanying financial statements have been prepared assuming the Company will continue as a going concern.

Cash

Cash includes cash on hand, demand deposits and money market accounts with banks and other financial institutions.

Start-up Costs

The Company expenses start-up costs as incurred.

Research and Development Expenditures

Research and development expenditures are expensed as incurred.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred taxes and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating loss and tax credit carryovers. Deferred tax assets and liabilities are measured using currently enacted tax rates. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The Company has elected to expense Research and Development costs for income tax purposes.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

MICRO FUEL CELL SYSTEMS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000

Net Loss per Share

The Company computes net loss per share in conformity with the Statement of Financial Accounting Standards No. 128 “Earnings per Share”. Basic and diluted net loss per share were calculated by dividing net loss by the weighted average number of common shares outstanding.

NOTE 2- INCOME TAXES

There was no provision for federal or state income taxes for the period ended December 31, 2000.

The credit for income taxes at statutory rates consists of:

Federal                                               $ 146,360
State                                                    42,574
                                                         ------
                                                        188,934
Valuation allowance for deferred tax assets            (188,934)
                                                        --------
                                                      $       0
                                                        ========
Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, a valuation allowance in an amount equal to the net deferred tax assets has been established to reflect these uncertainties.

NOTE 3- LOANS PAYABLE TO STOCKHOLDERS

Loans payable to stockholders of $55,000 are payable on demand with interest at 8%.

NOTE 4- OTHER OPERATING AGREEMENTS OF SUBSIDIARIES

On April 20, 2000 Micro Fuel Cell Systems, Inc. entered into operating agreements with Jet Propulsion Laboratory and California Institute of Technology which provide an exclusive option to license all developed and patents pending, for specific technology under Jet Propulsion Laboratory’s Technology Affiliates Program. The agreements can be terminated at any time. Funding requirements for the projects are based on periodic costs as incurred.

NOTE 5- CONTINGENCIES

The Company and its’ former parent sold common stock in the prior 12 months that was not registered with the Securities and Exchange Commission. This may create a contingent liability in connection with the sale of unregistered securities. The entities may choose to make a rescission offer to these shareholders. The liability could be $ 1.7 million plus statutory interest. The entities believe that the complete rescission offer will probably terminate future liability. The entities do not know how many, if any, shareholders will accept a rescission offer if made.